                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       OCTOBER 19, 2001 (OCTOBER 5, 2001)



                            MARSH SUPERMARKETS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    INDIANA                      0-1532                        35-0918179
--------------------------------------------------------------------------------
(State or other                (Commission                    (IRS Employer
jurisdiction of                 File No.)                  Identification No.)
incorporation)



    9800 CROSSPOINT BOULEVARD, INDIANAPOLIS, INDIANA              46256-3350
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 317-594-2100




                       The Exhibit Index Appears On Page 8

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 5, 2001, Marsh Supermarkets, Inc. completed the sale of certain assets of Convenience Store Distributing Company, LLC, Convenience Store Transportation Company, LLC and CSD Property, LLC (CSDC) to McLane Company, Inc., a Temple, Texas-based grocery and food distributor. The sale included inventory, property, buildings and equipment and certain other assets plus the assumption by McLane of certain liabilities. The selling price for the net assets was approximately $16.2 million, of which $13.2 million has been received and the remainder is subject to the post-closing adjustment. The proceeds from the sale are expected to be used to reduce the amounts outstanding under the Company's revolving credit facilities.

         Cautionary Note Regarding Forward-Looking Statements. This form 8-K includes certain forward-looking statements (statements other than those made solely with respect to historical fact). Actual results could differ materially and adversely from those contemplated by the forward-looking statements due to known and unknown risks and uncertainties. The forward-looking statements and the Company's future results, liquidity and capital resources are subject to the following risks and uncertainties: uncertainty regarding the amount of the post-closing adjustment, softness in the general retail food industry, the entry of new competitive stores and e-retailers in the Company's market, adverse developments regarding customer retention, the ability to predict the impact of the revision in the estimated useful lives of building and land improvements, the impact of any acquisitions or dispositions, the stability of distribution incentives from suppliers, the level of discounting by competitors, the timely and on budget completion of store construction, expansion, conversion and remodeling, the ability to complete authorized share repurchases, the successful integration of acquisitions, uncertainties relating to tobacco environmental regulations and civil disturbances, the level of margins achievable in the Company's operating divisions and the ability to minimize operating expenses. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstance.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Pro forma financial information.

         The attached condensed consolidated pro forma information includes the statements of income for the 12 weeks ended June 23, 2001 and for the year ended March 31, 2001 and the balance sheet as of June 23, 2001, giving effect to the aforementioned sale of certain assets subject to the Asset Purchase Agreement (the "Transaction").

         (c) EXHIBITS

      DESIGNATION                         DESCRIPTION                         METHOD OF FILING

      Exhibit 2.1      Asset Purchase Agreement by and among the  McLane   Filed with this Report.
                       Company, Inc. and Convenience Store Distributing
                       Company, LLC, Convenience Store Transportation
                       Company, LLC, and CSD Property, LLC

      Exhibit 99.1     Press release of McLane Company, Inc. and Marsh     Filed with this Report.
                       Supermarkets Inc. dated October 5, 2001
                       announcing the sale of certain assets of CSDC

MARSH SUPERMARKETS, INC.


         ITEM 7(B) PRO FORMA FINANCIAL INFORMATION

         The following pro forma consolidated financial information of Marsh consists of a Pro Forma Consolidated Balance Sheet as of June 23, 2001 and Pro Forma Consolidated Statements of Income for the 12 weeks ended June 23, 2001 and for the year ended March 31, 2001 giving effect to the Transaction (collectively, the "Pro Forma Statements").

         The Pro Forma Consolidated Balance Sheet was prepared to give effect to the sale of certain assets subject to the Asset Purchase Agreement and the use of proceeds to reduce the amounts outstanding under the Company's revolving credit facilities as though the Transaction had occurred on June 23, 2001.

         The Pro Forma Consolidated Statements of Income were prepared to give effect to the Transaction. The pro forma adjustments for purposes of the Pro Forma Consolidated Statements of Income presentation give effect to the Transaction as though it had occurred at the beginning of the earliest period for which the information is presented. The pro forma adjustments have only been included to the extent they are factually supportable, directly related to the Transaction and are expected to have a continuing impact on the Company's Consolidated Statements of Income.

         The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable under the circumstances. The Pro Forma Statements do not purport to represent what Marsh's financial position or results of operations would actually have been if the Transaction in fact had occurred on such date or at the beginning of the earliest period indicated or to project Marsh's financial position or results of operations at any future date or for any future period.

                            MARSH SUPERMARKETS, INC.
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                          12 WEEKS ENDED JUNE 23, 2001
                                 (in thousands)


                                                                         Pro Forma
                                                          Historical   Adjustments(1)  Pro Forma
                                                          ----------   --------------  ---------
Sales and other revenues                                   $437,674       (62,423)      $375,251
Cost of merchandise sold, including
     warehouse and transportation                           322,800       (60,133)       262,667
                                                           --------      --------       --------
Gross profit                                                114,874        (2,290)       112,584
Selling, general and administrative                          98,633        (1,378)        97,255
Depreciation                                                  4,927          (171)         4,756
                                                           --------      --------       --------
Operating income                                             11,314          (741)        10,573
Interest and debt expense                                     5,410          (337)(2)      5,073
                                                           --------      --------       --------
Income from continuing operations before income taxes         5,904          (404)         5,500
Income taxes                                                  1,993          (133)         1,860
                                                           --------      --------       --------
Net income from continuing operations                      $  3,911      $   (271)      $  3,640
                                                           ========      ========       ========
Basic earnings per common share                            $    .49                     $    .46
                                                           ========                     ========
Diluted earnings per common share                          $    .44                     $    .41
                                                           ========                     ========

--------------------

(1) Pro forma adjustments represent the elimination of CSDC operations from the historical consolidated results of Marsh Supermarkets, Inc.

(2) CSDC did not have debt on its books but did receive an allocation of corporate interest expense. The pro forma adjustment to reduce interest expense shown above reflects the elimination of this historical allocation and approximates the effect on consolidated interest expense caused by the reduction in the amounts outstanding under the Company's revolving credit facilities due to the Transaction.

                            MARSH SUPERMARKETS, INC.
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                            YEAR ENDED MARCH 31, 2001
                                 (in thousands)



                                                                           Pro Forma
                                                           Historical    Adjustments(1)     Pro Forma
                                                           ----------    --------------     ---------
Sales and other revenues                                   $1,877,418      $(331,516)      $1,545,902
Cost of merchandise sold, including
     warehouse and transportation                           1,404,055       (321,475)       1,082,580
                                                           ----------      ---------       ----------
Gross profit                                                  473,363        (10,041)         463,322
Selling, general and administrative                           405,218         (5,743)         399,475
Depreciation                                                   25,058           (658)          24,400
                                                           ----------      ---------       ----------
Operating income                                               43,087         (3,640)          39,447
Interest and debt expense                                      24,397         (1,656)(2)       22,741
                                                                  911             --              911
                                                           ----------      ---------       ----------
Income from continuing operations before income taxes          17,779         (1,984)          15,795
Income taxes                                                    5,843           (654)           5,189
                                                           ----------      ---------       ----------
Net income from continuing operations                      $   11,936      $  (1,330)          10,606
                                                           ==========      =========       ==========
Basic earnings per common share                            $     1.46                      $     1.30
                                                           ==========                      ==========
Diluted earnings per common share                          $     1.33                      $     1.18
                                                           ==========                      ==========

--------------------

  (1) Pro forma adjustments represent the elimination of CSDC operations from the historical consolidated results of Marsh Supermarkets, Inc.

  (2) CSDC did not have debt on its books but did receive an allocation of corporate interest expense. The pro forma adjustment to reduce interest expense shown above reflects the elimination of this historical allocation and approximates the effect on consolidated interest expense caused by the reduction in the amounts outstanding under the Company's revolving credit facilities due to the Transaction.

                            MARSH SUPERMARKETS, INC.
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               AS OF JUNE 23, 2001
                                 (in thousands)

                                                                              Pro Forma
                                                              Historical     Adjustments         Pro Forma
                                                              ----------     -----------         ---------
ASSETS
Current assets:
    Cash and equivalents                                      $  30,383       $  16,206 (2)      $  30,383
                                                                                (16,206)(3)
    Accounts receivable                                          49,619              --             49,619
    Inventories                                                 134,892          (7,246)(1)        127,646
    Prepaid expenses                                              7,018            (227)(1)          6,791
                                                              ---------       ---------          ---------
       Total current assets                                     221,912          (7,473)           214,439
Property and equipment, less allowances for depreciation        312,005          (5,853)(1)        306,152
Other assets                                                     61,087          (1,445)(1)         59,642
                                                              ---------       ---------          ---------
                                                              $ 595,004         (14,771)         $ 580,233
                                                              =========       =========          =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Notes payable to bank                                     $   1,100       $      --          $   1,100
    Accounts payable                                             90,764          (4,091)(1)         87,098
                                                                                    425 (4)
    Accrued liabilities                                          51,832            (516)(1)         34,226
                                                                                  1,910 (4)
    Current maturities of long-term liabilities                   2,413              --              2,413
                                                              ---------       ---------          ---------
       Total current liabilities                                146,109          (2,272)           143,837

Long-term liabilities:
    Long-term debt                                              259,157         (16,206)(3)        242,951
    Capital lease obligations                                    15,415              --             15,415
                                                              ---------       ---------          ---------
       Total long -term liabilities                             274,572         (16,206)           258,366

Deferred items:
    Income Taxes                                                 13,222              --             13,222
    Other                                                        21,233              --             21,233
                                                              ---------       ---------          ---------
       Total deferred items                                      34,455              --             34,455

Shareholders' equity:
    Common stock, Classes A and B                                26,148              --            126,148
    Retained earnings                                           128,679           3,707(4)         132,386
    Cost of common stock in treasury                            (13,263)             --            (13,263)
    Deferred cost - restricted stock                               (655)             --               (655)
    Notes receivable - stock options                             (1,041)             --             (1,041)
                                                              ---------       ---------          ---------
       Total shareholders' equity                               139,868           3,707            143,575
                                                              ---------       ---------          ---------
                                                              $ 595,004       $ (14,771)         $ 580,233
                                                              =========       =========          =========

--------------------

Pro forma adjustments reflect the following (See Item 2. Cautionary Note Regarding Forward-Looking Statements):

   (1) The disposition of CSDC net assets resulting from the Transaction.
   (2) Cash received from the sale of certain assets in the Transaction.
   (3) Proceeds from the Transaction used to reduced amounts outstanding under the Company's revolving credit facilities.
   (4) The recognition of the estimated gain on sale, net of accrued taxes and transaction fees.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on the date indicated.


                                    MARSH SUPERMARKETS, INC.
                                    --------------------------------------------
                                    (Registrant)



Date: October 19, 2001              By:  /s/ Douglas W. Dougherty
                                    --------------------------------------------
                                    Douglas W. Dougherty
                                    Senior Vice President, Chief Financial
                                    Officer and Treasurer



Date: October 19, 2001              By:  /s/ Mark A. Varner
                                    --------------------------------------------
                                    Mark A. Varner
                                    Chief Accounting Officer,
                                    Vice President - Corporate Controller

                                  EXHIBIT INDEX

                        FINANCIAL STATEMENTS AND EXHIBITS

      DESIGNATION           DESIGNATION

      Exhibit 2.1           Purchase Agreement

      Exhibit 99.1          Press release of McLane Company, Inc. and Marsh
                            Supermarkets Inc. dated October 5, 2001
                            announcing the sale of certain assets of CSDC